As Filed with the Securities and Exchange Commission on August 21, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 21, 2012 (August 20, 2012)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
State of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On August 20, 2012, Monsanto Company’s Board of Directors elected Brett D. Begemann as President and Chief Commercial Officer, succeeding Hugh Grant as President.  Mr. Grant will continue to serve as the company’s Chairman and Chief Executive Officer.

Mr. Begemann, age 51, has served as Executive Vice President and Chief Commercial Officer for the company since January 2011.  Prior to that time, Mr. Begemann served as the company’s Executive Vice President, Seeds & Traits from October 2009 to January 2011; Executive Vice President, Global Commercial from October 2007 to October 2009; and Executive Vice President, International Commercial from June 2003 to October 2007.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibit is filed herewith:

Exhibit 99                      Press Release, dated August 20, 2012, issued by Monsanto Company

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 21, 2012

MONSANTO COMPANY

By: /s/ Christopher A. Martin
Name: Christopher A. Martin
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99	Press Release, dated August 20, 2012, issued by Monsanto Company